Equity-Based Compensation	9 Months Ended
Sep. 30, 2011
Equity-Based Compensation [Abstract]
Equity-Based Compensation

10. Equity-Based Compensation

        On January 4, 2010, certain members of senior management purchased 3,650 Class A Preferred Units and 3,650 Class A Common Units. The Company loaned the members of management the funds necessary to purchase these units pursuant to a three year recourse secured note bearing interest at 8% annually. Since these units contained certain repurchase provisions, they were accounted for as liability awards. The Company also issued 1,000 Class B Preferred Units and 19,000 Class B Common Units to senior management which only vest upon the occurrence of a certain qualified change in control. Accordingly, at December 31, 2010 none of the Class B Preferred Units and none of the Class B Common Units held by management were vested. The fair value of management's Class A Preferred Units and Class A Common Units at December 31, 2010 was approximately $0.6 million. The fair value of management's Class B Preferred Units and Class B Common Units at December 31, 2010 was approximately $5.9 million. There were no cancellations and no forfeitures on: (1) the Class A Preferred Units; (2) the Class A Common Units; (3) the Class B Preferred Units; and (4) the Class B Common Units. On April 1, 2011, in connection with the acquisition of YFCS, the vesting of the Class B Preferred Units and Class B Common Units was accelerated. The Class A Preferred Units, Class A Common Units, Class B Preferred Units, and Class B Common Units were exchanged for 5,650 new Class A units, 5,650 new Class B units, and $0.9 million in cash. As a result of the modification of the awards to accelerate the vesting, the Company recognized approximately $6.1 million of equity-based compensation expense on April 1, 2011. The fair value of the units and the recognized compensation expense were determined based on approximately $36.0 million of contemporaneous cash investments from Waud Capital Partners or its affiliates and approximately $16.5 million of contemporaneous cash investments from new members of Acadia's management on April 1, 2011.

On April 1, 2011, Holdings issued Class C Units and Class D Units (the "Management Incentive Units") to certain members of management. Under the terms of the limited liability company agreement, the Management Incentive Units do not have value until certain performance targets are met. The Class C Units vest evenly over a five-year period on each of the first five anniversaries from the date of issuance and the Class D Units were immediately vested at the date of issuance. The Management Incentive Units contain certain repurchase provisions requiring such to be accounted for as liability awards. The estimated fair value of the Management Incentive Units of $13.7 million as of September 30, 2011 was based on various factors, including the value implied by the anticipated PHC merger and analyses of relevant EBITDA multiples as supported by guideline companies, and resulted in $13.7 million of equity-based compensation expense relating to the Management Incentive Units as of September 30, 2011. Such equity-based compensation expense will be adjusted in the fourth quarter of 2011 based on the fair value of common stock distributed to the unitholders in exchange for the Management Incentive Units upon closing of the PHC merger.